License Agreements	3 Months Ended
Dec. 31, 2016
License Agreements [Abstract]
License Agreements
13.	License Agreements

Rosetta Genomics Ltd.

In December 2015, the Company entered into a Patent License Agreement (the “License Agreement”) with Rosetta Genomics Ltd. (“Rosetta”), licensing to the Company certain patents owned or controlled by Rosetta as specified in the License Agreement. Under the License Agreement, Rosetta has granted the Company a non-assignable, non- transferable, worldwide license for certain patents in connection with the development and commercialization of products that relate to the tumor suppressor microRNA MIR-34 (“Products”). This license is exclusive with respect to Products that relate to MRX34, the Company’s first product candidate which has been placed on full clinical hold by the Food & Drug Administration (“FDA”) and non-exclusive for products that are not related to MRX34.

Under the License Agreement, the Company paid Rosetta an up-front, non- refundable payment of $1.6 million in January 2016, which was accrued as an expense within research and development for the year ended December 31, 2015. The Company shall also be obligated to pay low single- digit royalties on net sales of Products, as well as royalties on sublicense revenues. Certain development and regulatory milestone payments totaling $3 million may also be payable in connection with specified types of Products, upon the achievement of certain development and/ or regulatory milestone events.

Marina Biotech, Inc.

In December 2011, the Company entered into a licensing agreement with Marina, pursuant to which Marina granted to the Company a license to liposomal delivery technology, NOV340, known under the brand name “SMARTICLES,” to develop and commercialize drug products incorporating Marina’s delivery system exclusively in combination with the Company’s first therapeutic product, MRX34, which has been placed on full clinical hold by the FDA. In December 2013, the license agreement was amended to include three additional specific mimics selected by the Company to use with SMARTICLES on an exclusive basis, and in May 2015, the license agreement was further amended to reduce the amount of a specific milestone payment and to provide for the prepayment of such milestone payment. In August 2015, the Company also entered into a side letter to the license agreement, under which it exercised its right to select an additional specific microRNA, in exchange for the payment of a specified selection fee payment.

The Company has cumulatively paid Marina approximately $2.1 million through December 31, 2016 in up-front and milestone payments and as consideration for the inclusion within the license of four additional microRNA compounds. Although the Company has discontinued its research and development activities, the Company would be required to make payments to Marina based upon the achievement of certain development and regulatory milestones, totaling up to $6 million in the aggregate for each licensed product. The Company has agreed to pay up to an additional $4 million per licensed product upon the achievement of certain regulatory milestones for a specified number of additional indications, leading to a maximum cap on all milestone payments of $10 million per product. The exception to this is for the Company’s first therapeutic product, MRX34, where the aggregate of all remaining development and regulatory milestone payments due to Marina, including for all additional indications, is $4.0 million.

In addition to milestone payments, the Company will be required to pay low single digit royalties on net sales of licensed products other than MRX34, subject to customary reductions and offsets. As a result of the Company’s 2013 amendment to the agreement with Marina, the Company is no longer required to pay a royalty to Marina with respect to sales of the Company’s first therapeutic product, MRX34. If the Company sublicenses its rights under the license from Marina, for each optioned microRNA compound covered by such sublicense the Company is required to pay a specified lump-sum payment representing the remainder of the selection fee for the inclusion of such microRNA compound within the scope of the license agreement, as well as a portion of any revenue the Company receives from such sublicensees at a tiered percentage between the very low single digits and the mid-teens, depending on the circumstances in which the sublicense is entered into.

Yale University

In 2006, Asuragen entered into an exclusive license agreement with Yale University (“Yale”) under certain patent rights relating to microRNAs arising from the laboratory of Dr. Frank Slack. This agreement was assigned to the Company by Asuragen in connection with the Company’s acquisition of certain assets, including patent rights, in 2009. In February 2014, the Company as successor-in-interest to Asuragen, amended and restated the exclusive license agreement. Some of the patent filings in the Company’s intellectual property portfolio that are licensed to the Company by Asuragen are also included in the patents licensed under the agreement with Yale. The Company will be required to pay royalties to Yale on net sales of licensed products that contain specified microRNAs, at a percentage ranging from the very low to the low single digits, subject to customary reductions and offsets. The Company will also be required to pay to Yale a portion of specified gross revenue that the Company receives from the Company’s sublicensees at a percentage in the mid-single digits.

The Company will be required to make payments for achievement of certain development and regulatory milestones by products containing one specified microRNA and covered by the licensed patents, of up to $600,000 in the aggregate for each such product, subject to reduction in certain circumstances. In addition, the Company is required to pay an annual license maintenance fee and minimum annual royalties under certain circumstances.

The Company provided Yale University with notice of termination effective March 2017, following the discontinuation of its research and development activities.